SB
                                    Municipal
                                   High Income
                                    Fund Inc.

                                [GRAPHIC OMITTED]

                                                                      Annual
                                                                      Report

                                                                      [CLIP ART]

                                                                      October
                                                                      31, 1999

===================================[CLIP ART]===================================

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the annual report for the Municipal High Income Fund Inc. ("Fund") for the year ended October 31, 1999. We hope you find this report useful and informative. In this report, we summarize the period's prevailing economic and market conditions and outline our portfolio strategy. A detailed summary of the Fund's performance can be found in the sections that follow.

      The table below shows the annualized distribution rates and total returns based on the Fund's October 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

         Price                    Annualized                  Twelve-Month
       Per Share             Distribution Rate(1)             Total Return
       ---------             --------------------             ------------
      $9.00 (NAV)                    6.47%                        (1.79)%
      $8.00 (NYSE)                   7.28%                       (15.76)%

      Over the twelve-month period covered by this report, the Fund paid income dividends totaling $0.59 per share and posted a negative total return of 1.79% on NAV. In comparison, the Fund's Lipper, Inc. peer group returned an average of negative 2.93% for the same period. (Lipper, Inc. is an independent fund tracking organization.)

Market and Economic Overview

      In our opinion, fixed-income markets have recently been held in check due to concerns about the strength of the U.S. economy and the potential for additional interest rate increases by the Federal Reserve Board ("Fed"). Against this backdrop, yields on long-term municipal bonds have increased in recent months. With long-term municipal yields close to 6% and a steep yield curve, we believe extending maturities is a sound strategy. (The yield curve is a graphical depiction of the difference between short- and long-term rates.)

      Indeed, since the most recent peak in late June, the yield on current coupon long-term U.S. Treasury bonds is up roughly 20 basis points. (A basis point is the smallest measurement in quoting yields, equal to 1/100 of one percent or 0.01%.) For the same period, the yield on long-term municipals was up more than 50 basis points. Taking a slightly longer view, long-term municipal yields are up nearly 90 basis points from their lows in late January 1999. As a result, we believe the outlook for long-term municipal yields is now more promising than in recent months.

----------
(1) This distribution assumes a current monthly income dividend rate of $0.0485 per share for twelve months.


                                       1
================================================================================

===================================[CLIP ART]===================================

      The slope of the municipal yield curve has remained steep, reflecting many investors' aversion to market risk. In the municipal bond market, insured 20-year general obligation bonds yield approximately 210 basis points greater than one-year paper. In comparison, 30-year Treasuries yield roughly 90 basis points more than one-year issues. In our opinion, the "extra" slope resulting from this risk aversion makes longer-term municipal bonds a solid investment opportunity. Long-term municipal bonds are yielding approximately 95% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar maturity Treasuries.

      The bond market has had many reasons to trade lower recently, and has resisted them. The decline of the U.S. dollar against the Japanese yen has had a negative impact on the bond markets during the period under review. However, because the U.S. dollar's weakness has been limited to the yen, there has been little concern about possible capital outflows from the U.S. or an increase in domestic inflation.

      Similarly, the recent rise in oil prices has not translated into higher bond yields because inflation appears to be well contained. The same holds true for the recent surge in gold prices, which we do not view as a sign of either higher inflation or higher yields. Despite these potential problems for the bond market, the yield for the 30-year Treasury bond has remained within a narrow 40 basis-point trading range since the beginning of June 1999, trading just above 6%.

      On an optimistic note, the lack of supply in the market has been a positive factor for bonds. As the U.S. Treasury Department continues to pay down the national debt, the latest figures from the Clinton Administration show an estimated budget surplus of roughly $115 billion for the current fiscal year.

Investment Strategy

      The Fund's investment objective is to provide high levels of current income exempt from federal income taxation.(2) In seeking to achieve the Fund's objective, we have maintained broad diversification across a number of investment sectors that we believe offer high-yield potential as well as relative price stability. At the close of the reporting period, the Fund's assets were concentrated in hospital bonds (15.6%), transportation bonds (15.2%), and multi-family housing bonds (11.2%).

      As of October 31, 1999, approximately 34% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Ratings Service or Moody's Investors Service, Inc., and about 4% of the Fund's portfolio was invested in AAA-rated bonds, the highest rating. (Standard and Poor's Ratings Service and Moody's Investors Service, Inc. are two major credit reporting and bond rating agencies.)

----------
(2) Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").


                                       2
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

===================================[CLIP ART]===================================

Municipal Bond Market Outlook

      The U.S economy appears to be in a tug-of-war. On the one hand, inflation appears to be well contained. On the other hand, most economic observers -- including most Fed officials -- want the U.S. economy to slow from its current 4% annual growth rate in order to forestall a possible rebound in inflation. We believe that a modest amount of additional restraint could put the U.S. economy on a path toward sustainable, non-inflationary growth.

      We believe that the recent rise in interest rates has currently created several buying opportunities which should enable us to maintain a competitive level of tax-exempt income for our shareholders consistent with prudent investing and careful assessment of credit quality. Yields on municipal securities have risen quite substantially and the long end of the yield curve continues to favor municipal bonds. We also think that current market conditions should be supportive for municipal bonds for the remainder of 1999.

      Amid recent heavy issuance, municipal securities have become so plentiful that many prices have declined to yearly lows. This increased volume has resulted in lower prices and higher yields. However, municipal bonds could become a scarce commodity as the calendar nears January 1, 2000 and therefore may represent opportunities.

      In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                            /s/ Peter M. Coffey

Heath B. McLendon                                Peter M. Coffey
Chairman                                         Vice President and
                                                 Investment Officer

November 15, 1999


                                       3
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

===================================[CLIP ART]===================================

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 26. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services (formerly known as First Data Investor Services Group, Inc.) at (800) 331-1710.

--------------------------------------------------------------------------------


                                       4
================================================================================

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                         Schedule of Investments
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
Alabama -- 4.1%
     $  125,000    Aaa*     Alabama HFA, Single-Family Housing Revenue,
                               10.500% due 12/1/02 .............................................  $    130,469
      1,000,000    Baa3*    Alabama State IDA, Solid Waste Disposal Revenue, Pine City
                               Fiber Co., Remarketed 1/2/97, 6.450% due 12/1/23 (b) ............       973,750
      4,000,000    BBB      Butler, AL IDB, Solid Waste Disposal Revenue,
                               (James River Corp. Project), 8.000% due 9/1/28 (b)(c) ...........     4,360,000
      1,000,000    CCC      Mobile, AL IDB, Solid Waste Disposal Revenue,
                               (Mobile Energy Services Co. Project), 6.950% due 1/1/20 .........       530,000
      1,000,000    AAA      West Jefferson, AL Amusement & Public Park Authority
                               Revenue, (Visionland Project), (Pre-Refunded -- Escrowed
                               with U.S. government securities to 12/1/06 Call @ 102),
                               8.000% due 12/1/26 ..............................................     1,196,250
                                                                                                  ------------
                                                                                                     7,190,469
                                                                                                  ------------
Arizona -- 0.8%
      1,750,000    BBB-     Gila County, AZ IDA Revenue, ASARCO Inc.,
                               5.550% due 1/1/27 ...............................................     1,461,250
                                                                                                  ------------
Colorado -- 2.8%
      2,000,000    NR       Colorado Health Facilities Authority Revenue, (Beth Israel
                               at Shalom Park Project), 7.250% due 12/15/25 ....................     2,037,500
                            Denver, CO City & County Airport Revenue, Series A:
      1,505,000    BBB+        8.500% due 11/15/23 (b) .........................................     1,585,969
      1,175,000    BBB+        8.000% due 11/15/25 (b) .........................................     1,232,281
                                                                                                  ------------
                                                                                                     4,855,750
                                                                                                  ------------
Connecticut -- 2.0%
                            Connecticut State Development Authority:
      1,735,000    NR          Aquarium Project Revenue, (Mystic Marinelife Aquarium
                                 Project), Series A, 7.000% due 12/1/27 ........................     1,748,012
      1,500,000    NR          Health Care Revenue, (Independent Living Project),
                                 (Pre-Refunded -- Escrowed with state & local government
                                 securities to 7/1/03 Call @ 102), Series B,
                                 8.000% due 7/1/17 .............................................     1,665,000
                                                                                                  ------------
                                                                                                     3,413,012
                                                                                                  ------------
Delaware -- 0.5%
      1,000,000    NR       Sussex County, DE Assisted Living Facility Revenue,
                               (Heritage at Milford Project), 7.250% due 7/1/29 ................       955,000
                                                                                                  ------------
Florida -- 4.2%
      2,000,000    NR       Florida Housing Finance Corp., Multi-Family Housing Revenue,
                               (Whistlers Cove Apartment Project), 6.500% due 1/1/39 (b) .......     1,815,000
      2,750,000    NR       Hillsborough County, FL IDA Revenue, (Lakeshore Villas
                               Project), Sr. Series A, 6.750% due 7/1/29 .......................     2,578,125
        875,000    NR       Homestead, FL IDR, Community Rehabilitation Providers
                               Program, Series A, 7.950% due 11/1/18 ...........................       915,469
      2,000,000    BBB-     Martin County, FL IDA, IDR, (Indiantown Cogeneration
                               Project), Series A, 7.875% due 12/15/25 (b) .....................     2,025,000
                                                                                                  ------------
                                                                                                     7,333,594
                                                                                                  ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
Georgia -- 4.7%
     $1,500,000    NR       Atlanta, GA Urban Residential Finance Authority,
                               Multi-Family Housing Revenue, Park Place Apartments,
                               Series A, 6.750% due 3/1/31 .....................................  $  1,402,500
      2,000,000    NR       Clayton County, GA Development Authority Revenue,
                               Senior Care Group Inc., (Bayberry Project),
                               Series A, 6.750% due 7/1/29 .....................................     1,817,500
      3,000,000    NR       Forsyth County, GA Hospital Authority, Revenue Anticipation
                               Certificates, (Baptist Health Care System Project),
                               6.375% due 10/1/28 ..............................................     2,662,500
      1,435,000    NR       Savannah, GA EDA Revenue, Marshview Inn, Series A,
                               7.125% due 7/1/29 ...............................................     1,332,756
      1,000,000    NR       Walton County, GA IDA, IDR, (Walton Manufacturing Co.
                               Project), 8.500% due 9/1/07 .....................................     1,073,750
                                                                                                  ------------
                                                                                                     8,289,006
                                                                                                  ------------
Illinois -- 2.4%
      6,750,000    AAA      Chicago, IL Board of Education, Capital Appreciation GO,
                               (School Reform Project), Series B-1, FGIC-Insured,
                               zero coupon bond to yield 5.220% due 12/1/31 ....................       894,375
      2,000,000    A-       Illinois Development Finance Authority, Hospital Revenue,
                               Adventist Health System/Sunbelt Obligation Group,
                               5.500% due 11/15/29 .............................................     1,680,000
      1,500,000    A+       Illinois Housing Development Authority, Multi-Family
                               Housing Program, Series 5, 6.750% due 9/1/23 ....................     1,576,875
                                                                                                  ------------
                                                                                                     4,151,250
                                                                                                  ------------
Indiana -- 3.6%
      2,500,000    BB       East Chicago, IN PCR, (Inland Steel Co. Project No. 10),
                               6.800% due 6/1/13 ...............................................     2,400,000
      1,000,000    B+       Indiana State Development Finance Authority, PCR, (Inland
                               Steel Co. Project No. 13), 7.250% due 11/1/11 (b) ...............       991,250
      2,000,000    Baa2*       Indianapolis, IN Airport Authority Revenue,
                               (United Airlines Inc. Project), Series A, 6.500%
                               due 11/15/31 (b) ................................................     1,945,000
      1,000,000    NR       Indianapolis, IN Multi-Family Revenue, (Lake Nora
                               Fox Club Project), Series B, 7.500% due 10/1/29 .................       973,750
                                                                                                  ------------
                                                                                                     6,310,000
                                                                                                  ------------
Kentucky -- 1.5%
      1,500,000    BBB-     Kenton County, KY Airport Board Revenue, (Delta Airlines
                               Project), Series A, 7.500% due 2/1/20 (b) .......................     1,580,625
      1,000,000    A        Pendleton County, KY Multi-County Lease Revenue,
                               (Kentucky Association of Counties Leasing Trust Program),
                               Series A, 6.500% due 3/1/19 .....................................     1,027,500
                                                                                                  ------------
                                                                                                     2,608,125
                                                                                                  ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
Louisiana -- 4.0%
     $1,200,000    A3*      Lake Charles, LA Harbor & Terminal District, Port Facilities
                               Revenue, (Trunkline LNG Co. Project), 7.750% due 8/15/22 ........  $  1,306,500
                            Port New Orleans, LA IDR:
                               Avondale Industries, Inc. Project:
      1,400,000    NR            8.250% due 6/1/04 .............................................     1,489,250
      3,000,000    NR            8.250% due 6/1/14 .............................................     3,255,000
      1,000,000    CC          Continental Grain Co. Project, 7.500% due 7/1/13 ................     1,001,250
                                                                                                  ------------
                                                                                                     7,052,000
                                                                                                  ------------
Maine -- 0.0%
                            Maine State Housing Authority, Mortgage Purchase Revenue:
         15,000    AA          Series C-2, 7.000% due 11/15/32 (b) .............................        15,412
         20,000    AA          Series D-1, 8.300% due 11/15/28 (b) .............................        20,189
                                                                                                  ------------
                                                                                                        35,601
                                                                                                  ------------
Massachusetts -- 10.0%
      1,000,000    NR       Massachusetts State Development Finance Agency Revenue,
                               Alliance Health Care Facility, Series A, 7.100% due 7/1/32 ......       952,500
                            Massachusetts State Health & Educational Facilities
                               Authority Revenue:
      1,000,000    BBB           Caritas Christi Obligation Group, Series A,
                                   5.625% due 7/1/20 ...........................................       840,000
      1,250,000    Ba2*          Saint Memorial Medical Center Project,
                                   Series A, 6.000% due 10/1/23 ................................     1,092,187
      1,920,000    Aa3*     Massachusetts State HFA, Single-Family Housing Revenue,
                               Series 38, 7.200% due 12/1/26 (b) ...............................     1,958,400
                            Massachusetts State Industrial Finance Agency Revenue:
      2,000,000    NR          Assisted Living Facility, (Marina Bay LLC Project),
                                 7.500% due 12/1/27 (b) ........................................     2,027,500
                               Chestnut Knoll Project, Series A:
      2,250,000    NR            5.500% due 2/15/18 ............................................     1,954,687
        500,000    NR            5.625% due 2/15/25 ............................................       422,500
                               Resource Recovery, (SEMASS Partnership Project):
      1,700,000    NR            Series A, 9.000% due 7/1/15 ...................................     1,838,125
      5,840,000    NR            Series B, 9.250% due 7/1/15 (b) ...............................     6,321,800
                                                                                                  ------------
                                                                                                    17,407,699
                                                                                                  ------------
Michigan -- 3.6%
      2,000,000    BB-      Detroit, MI Local Development Finance Authority,
                               Tax Increment, Series A, 5.500% due 5/1/21 ......................     1,800,000
                            Garden City, MI Hospital Finance Authority, Hospital Revenue,
                               Garden City Hospital Obligation Group, Series A:
      2,000,000    NR            5.625% due 9/1/10 .............................................     1,800,000
      1,000,000    NR            5.750% due 9/1/17 .............................................       868,750
      2,000,000    NR       Michigan State Strategic Fund, Resource Recovery Limited
                               Obligation Revenue, Central Wayne Energy Recovery LP,
                               Series A, 6.900% due 7/1/19 (b) .................................     1,857,500
                                                                                                  ------------
                                                                                                     6,326,250
                                                                                                  ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
Minnesota -- 1.9%
     $1,440,000    AA+      Minnesota State HFA, Single-Family Mortgage Revenue,
                               Series H, 6.700% due 1/1/18 .....................................  $  1,494,000
      2,000,000    NR       Sartell, MN Health Care & Housing Facilities Revenue,
                               (Foundation for Healthcare Project), Series A,
                               6.500% due 9/1/16 ...............................................     1,852,500
                                                                                                  ------------
                                                                                                     3,346,500
                                                                                                  ------------
Montana -- 2.5%
       4,530,000   NR     Montana State Board of Investment Resource Recovery
                               Revenue, (Yellowstone Energy LP Project),
                               7.000% due 12/31/19 (b) .........................................     4,354,463
                                                                                                  ------------
New Hampshire -- 0.8%
      1,000,000    BBB-     New Hampshire Higher Educational & Health Facilities
                               Authority Revenue, New Hampshire College,
                               6.375% due 1/1/27 ...............................................       957,500
        500,000    BBB-     New Hampshire State Business Finance Authority, PCR,
                               (Public Service Co. of New Hampshire), Series D,
                               Remarketed 5/1/98, 6.000% due 5/1/21 (b) ........................       458,750
                                                                                                  ------------
                                                                                                     1,416,250
                                                                                                  ------------
New Jersey -- 5.3%
      3,000,000    B1*      Camden County, NJ Improvement Authority Revenue, (Health
                               Care Redevelopment Project -- Cooper Health System),
                               5.875% due 2/15/15 ..............................................     2,253,750
      1,000,000    BBB-     Hudson County, NJ Improvement Authority, Solid Waste
                               System Revenue, Series 1, 6.000% due 1/1/29 .....................       955,000
      1,000,000    NR       New Jersey EDA, Healthcare Facility Revenue, (Sayreville
                               Senior Living Project), Series A, 6.375% due 4/1/29  ............       888,750
                            New Jersey Health Care Facilities Financing Authority Revenue:
                               Palisades Medical Center Obligation Group:
        735,000    Baa3*         7.600% due 7/1/21 .............................................       757,050
      1,150,000    Aaa*          Pre-Refunded -- Escrowed with U.S. government
                                   securities to 7/1/02 Call @ 102, 7.600% due 7/1/21 ..........     1,257,813
      1,000,000    NR         Raritan Bay Medical Center, 7.250% due 7/1/27 ....................       940,000
      2,200,000    NR       New Jersey State Educational Facilities Authority Revenue,
                               Fairleigh Dickinson University, Series C, 6.625% due 7/1/23 .....     2,211,000
                                                                                                  ------------
                                                                                                     9,263,363
                                                                                                  ------------
New Mexico -- 0.4%
        605,000    AAA      New Mexico Mortgage Finance Authority, Single-Family
                               Mortgage Program, Series B, FHA-Insured,
                               8.300% due 3/1/20 (b) ...........................................       635,250
                                                                                                  ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
New York -- 6.8%
     $  400,000    A-1+     Long Island Power Authority, NY Electric System Revenue,
                               Sub-Series 5, 3.500% due 5/1/33 (d) .............................  $    400,000
      1,900,000    NR       Monroe County, NY IDR Agency, (Empire Sports Project),
                               Series A, 6.250% due 3/1/28 .....................................     1,702,875
        100,000    A-1+     New York City, NY City Municipal Water Finance Authority,
                               Water & Sewer System Revenue, Series G,
                               3.500% due 6/15/24 (d) ..........................................       100,000
      1,500,000    NR       New York City, NY IDA, Civic Facility Revenue,
                               7.500% due 8/1/26 ...............................................     1,518,750
                            New York State Energy, Research & Development Authority,
                               Electric Facility Revenue, LILCO, Series A:
        520,000    Aaa*          7.150% due 12/1/20 (b) ........................................       551,200
      1,430,000    A-            Pre-Refunded -- Escrowed with U.S. government
                                   securities to 6/15/02 Call @ 102,
                                   7.150% due 12/1/20 (b)(e) ...................................     1,540,825
      2,750,000    NR       Port Authority of NY & NJ, Special Obligation Revenue, Fifth
                               Installment, (KIAC Partners Project), Series 4,
                               6.750% due 10/1/19 (b) ..........................................     2,832,500
                            Suffolk County, NY Industrial Development Agency:
      1,000,000    NR          Civic Facility Revenue, Southampton Hospital Association,
                                 Series A, 7.250% due 1/1/20 ...................................       982,500
      2,500,000    NR          Nissequogue Cogeneration Partners Facility, IDR,
                                 5.500% due 1/1/23 (b) .........................................     2,190,625
                                                                                                  ------------
                                                                                                    11,819,275
                                                                                                  ------------
North Carolina -- 4.9%
      3,000,000    NR       Charlotte, NC Special Facilities Revenue, Charlotte/Douglas
                               International Airport, 5.600% due 7/1/27 (b) ....................     2,396,250
      1,750,000    A        Martin County, NC Industrial Facilities & PCR Financing
                               Authority, Solid Waste Disposal, (Weyerhaeuser Co. Project),
                               6.800% due 5/1/24 (b) ...........................................     1,837,500
      2,300,000    BBB      North Carolina Eastern Municipal Power Agency,
                               Power Systems Revenue, Series B, 7.000% due 1/1/08 ..............     2,455,250
                            North Carolina Medical Care Commission:
      1,440,000    NR          Health Care Facilities Revenue, First Mortgage,
                                 De Paul Community Facilities, 6.125% due 1/1/28 ...............     1,290,600
        800,000    Baa1*       Hospital Revenue, Halifax Regional Medical Center Inc.,
                                 5.000% due 8/15/24 ............................................       628,000
                                                                                                  ------------
                                                                                                     8,607,600
                                                                                                  ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
Ohio -- 3.5%
     $1,000,000    NR       Cleveland, OH Airport Special Revenue, (Continental Airlines
                               Inc. Project), 9.000% due 12/1/19 (b) ...........................  $  1,023,740
      1,000,000    NR       Cuyahoga County, OH Health Care Facilities Revenue, Judson
                               Retirement Community, Series A, 7.250% due
                               11/15/18 Montgomery County, OH Health ...........................     1,020,000
                            Systems Revenue, Series B-1:
        465,000    BBB         8.100% due 7/1/18 ...............................................       513,825
      1,035,000    AAA         Pre-Refunded -- Escrowed with state & local government
                                 securities to 7/1/06 Call @ 102, 8.100% due 7/1/18 ............     1,231,650
      1,250,000    NR       Ohio State Solid Waste Revenue, Republic Engineered
                               Steels Inc., 9.000% due 6/1/21 (b) ..............................     1,318,750
      1,000,000    Baa3*    Ohio State Water Development Authority, PCR, (Ohio Edison
                               Project), Series A, 8.100% due 10/1/23 (b) ......................     1,023,250
                                                                                                  ------------
                                                                                                     6,131,215
                                                                                                  ------------
Oregon -- 1.0%
      2,000,000    NR     Washington County, OR Housing Authority Revenue,
                            Affordable Housing Pool, Series A, 6.125% due 7/1/29 ...............     1,795,000
                                                                                                  ------------
Pennsylvania -- 11.6%
      2,200,000    B+       Allegheny County, PA IDA, Airport Special Facilities Revenue,
                               (USAir Inc. Project), Series B, 8.500% due 3/1/21 (b) ...........     2,329,250
                            Beaver County, PA IDA, PCR:
      2,500,000    BB+         Cleveland Electric Illuminating Co. Project,
                                 7.625% due 5/1/25 .............................................     2,709,375
      2,000,000    BB+         Toledo Edison Co. Project, 7.625% due 5/1/20 ....................     2,167,500
      3,000,000    NR       Dauphin County, PA General Authority Revenue, Hotel &
                               Conference Center, Hyatt Regency, 6.200% due 1/1/29 .............     2,741,250
      2,500,000    A        Luzerne County, PA IDA, Exempt Facilities Revenue,
                               (Pennsylvania Gas & Water Co. Project), Series B,
                               7.125% due 12/1/22 (b) ..........................................     2,650,000
        460,000    NR       Northumberland County, PA IDA, IDR, (Beverly Enterprises Inc.
                               Project), 6.875% due 2/1/03 .....................................       462,300
      1,500,000    AA+      Pennsylvania HFA, Single-Family Mortgage Revenue,
                               Series 40, 6.900% due 4/1/25 (b) ................................     1,558,125
      1,000,000    NR       Philadelphia, PA Authority for Industrial Development Revenue,
                               (Host Marriott LP Project), Remarketed 10/31/95,
                               7.750% due 12/1/17 (b) ..........................................     1,067,500
                            Scranton-Lackawanna, PA Health & Welfare Authority Revenue,
                               (Moses Taylor Hospital Project):
      1,905,000    BBB-          6.150% due 7/1/14 .............................................     1,766,887
      3,050,000    BBB-          6.250% due 7/1/20 .............................................     2,775,500
                                                                                                  ------------
                                                                                                    20,227,687
                                                                                                  ------------
Puerto Rico -- 0.9%
      1,750,000    BBB-     Puerto Rico Industrial Tourist Educational, Medical &
                               Environmental Control Facilities, (Mennonite General
                               Hospital Project), Series A, 5.625% due 7/1/27 ..................     1,507,188
                                                                                                  ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
South Carolina -- 2.1%
     $2,500,000    BBB-     Connector 2,000 Association Inc., SC Toll Road Revenue,
                               (Southern Connector Project), Series A, 5.375% due 1/1/38 .......  $  2,062,500
        775,000    NR       Florence County, SC IDR, Stone Container Corp.,
                               7.375% due 2/1/07 ...............................................       804,062
        755,000    NR       McCormick County, SC COP, 9.750% due 7/1/09 ........................       756,412
                                                                                                  ------------
                                                                                                     3,622,974
                                                                                                  ------------
South Dakota -- 1.1%
      1,865,000    NR      Oglala Sioux Tribe, SD Pine Ridge County, Revenue Bonds,
                               7.500% due 7/1/13 ...............................................     1,874,325
                                                                                                  ------------
Tennessee -- 1.2%
        750,000    AAA      Knox County, TN Multi-Family Housing Mortgage Revenue,
                               SCA Tax Exempt Trust, Knox Health, Education & Housing
                               Development Board, Series A-10, FSA-Insured,
                               7.125% due 1/1/30 ...............................................       799,688
      1,415,000    NR       Shelby County, TN Health, Educational & Housing Facilities
                               Board Revenue, Multi-Family Housing, (Hedgerow
                               Apartments Project), 6.875% due 7/1/36 ..........................     1,317,719
                                                                                                  ------------
                                                                                                     2,117,407
                                                                                                  ------------
Texas -- 8.3%
      1,350,000    BBB      Alliance Airport Authority Inc., TX Special Facilities Revenue,
                               (Federal Express Corp. Project), 6.375% due 4/1/21 (b) ..........     1,333,125
      1,000,000    Baa1*    Dallas-Fort Worth, TX International Airport Facility
                               Improvement Corporate Revenue, American Airlines Inc.,
                               6.375% due 5/1/35 (b) ...........................................       958,750
        655,000    A2*      El Paso, TX Housing Finance Corp., Single-Family Mortgage
                               Revenue, Series A, FHA/VA-Insured, 8.750% due 10/1/11 ...........       691,844
      2,000,000    Ba2*     El Paso, TX International Airport Revenue, Special Facilities,
                               (Marriott Corp. Project), 7.750% due 3/1/12 .....................     2,072,500
      3,000,000    Ba1*     Houston, TX Airport Systems Revenue, Special Facilities,
                               Continental Airlines Inc., Series C, 6.125% due 7/15/27 (b) .....     2,730,000
                            North Central, TX Health Facility Development Corp. Revenue,
                               Baylor Health Care Systems, Series B, Variable Rate INFLOS:
      1,265,000    AA            8.000% due 5/15/08 (f) ........................................     1,332,994
        135,000    AA            Pre-Refunded -- Escrowed with state and local
                                   government securities to 5/15/02 Call @ 102,
                                   8.000% due 5/15/08 (f) ......................................       143,100
                            Northgate Crossing, TX Municipal Utility:
      1,000,000    CCC++       District No. 1, GO, 8.875% due 12/1/13 ..........................       976,250
      1,000,000    CCC++       District No. 2, Special Tax Revenue, 8.875% due 12/1/13 .........       976,250
      3,435,000    BB       Sam Rayburn, TX Municipal Power Supply System Revenue
                               Refunding, Series A, 6.250% due 10/1/17 .........................     3,280,425
                                                                                                  ------------
                                                                                                    14,495,238
                                                                                                  ------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Schedule of Investments (continued)
                                                                October 31, 1999
================================================================================

 FACE
AMOUNT           RATING(A)                               SECURITY                                     VALUE
==============================================================================================================
Utah -- 2.1%
     $1,705,000    NR       Hurricane, UT Health Facilities Development Revenue,
                               (Mission Health Services Project), 10.500% due 7/1/20 ...........  $  1,790,301
      2,000,000    NR       Utah State HFA Revenue, (RHA Community Services
                               of Utah Inc. Project), Series A, 6.875% due 7/1/27 ..............     1,927,500
                                                                                                  ------------
                                                                                                     3,717,801
                                                                                                  ------------
Virginia -- 0.3%
        600,000    NR       Alexandria, VA Redevelopment & Housing Authority,
                               Multi-Family Housing Revenue, (Parkwood Court
                               Apartments Project), Series C, 8.125% due 4/1/30 ................       591,000
                                                                                                  ------------
Wisconsin -- 1.0%
      1,770,000    NR       Wisconsin State Health & Educational Facilities Authority
                               Revenue, (Benchmark Healthcare of Green Bay Inc. Project),
                               Series A, 7.750% due 5/1/27 .....................................     1,725,750
                                                                                                  ------------
Wyoming -- 0.1%
        200,000    A-1+     Lincoln County, WY PCR, (Exxon Corp. Project), Series C,
                               3.550% due 11/1/14 (d) ..........................................       200,000
                                                                                                  ------------
                            TOTAL INVESTMENTS -- 100%
                            (Cost -- $177,892,396**) ...........................................  $174,837,292
                                                                                                  ============

---------
(a) All ratings are by Standard & Poor's Ratings Service, except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++) are rated by Fitch IBCA, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c)   Security is segregated by Custodian for open market purchase commitments.
(d) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(e) Pre-Refunded bonds escrowed with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.
(f) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 14 through 16 for bond ratings and certain security descriptions.

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
                                                    October 31, 1999 (unaudited)
================================================================================

--------------------------------------------------------------------------------
                                    Standard &            Percent of
      Moody's         and/or          Poor's           Total Investments
--------------------------------------------------------------------------------
        Aaa                            AAA                    3.8%
        Aa                             AA                     3.7
         A                              A                     7.1
        Baa                            BBB                   19.5
        Ba                             BB                    10.4
         B                              B                     3.2
        Caa                            CCC                    1.4*
        Ca                             CC                     0.6
        P-1                            A-1                    0.4
        NR                             NR                    49.9
                                                            -----
                                                            100.0%
                                                            =====
--------------------------------------------------------------------------------
* 1.1% was rated by Fitch IBCA, Inc.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)
================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA            -- Bonds rated "AAA" have the highest rating assigned by
                  Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA             -- Bonds rated "AA" have a very strong capacity to pay
                  interest and repay principal and differ from the highest rated issue only in a small degree.

A              -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB            -- Bonds rated "BBB" are regarded as having an adequate
                  capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B          -- Bonds rated "BB" and "B" are regarded, on balance, as
and CCC predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa            -- Bonds rated "Aaa" are judged to be of the best quality.
                  They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa             -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A              -- Bonds rated "A" possess many favorable investment
                  attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                            Bond Ratings (unaudited) (continued)
================================================================================

Baa            -- Bonds rated "Baa" are considered as medium grade
                  obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba             -- Bonds rated "Ba" are judged to have speculative elements;
                  their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B              -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB            -- Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC, CC, C     -- Default on bonds rated "CCC", "CC", and "C" by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated "CC" appears probable, a "C" rating indicates imminent default.

NR             -- Indicates that the bond is not rated by Standard & Poor's,
                  Moody's or Fitch.

                                             Short-Term Bond Ratings (unaudited)
================================================================================

A-1            -- Standard & Poor's highest commercial paper and
                  variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                               Security Descriptions (unaudited)
================================================================================

ABAG     -- Association of Bay Area Governments
AIG      -- American International Guaranty
AMBAC    -- American Municipal Bond Assurance Corporation
BAN      -- Bond Anticipation Notes
BIG      -- Bond Investors Guaranty
CGIC     -- Capital Guaranty Insurance Company
CHFCLI   -- California Health Facility Construction Loan Insurance
CONNIE   -- College Construction Loan
LEE      -- Insurance Association
COP      -- Certificate of Participation
EDA      -- Economic Development Authority
ETM      -- Escrowed to Maturity
FGIC     -- Financial Guaranty Insurance Company
FHA      -- Federal Housing Administration
FHLMC    -- Federal Home Loan Mortgage Corporation
FLAIRS   -- Floating Adjustable Interest Rate Securities
FNMA     -- Federal National Mortgage Association
FRTC     -- Floating Rate Trust Certificates
FSA      -- Financing Security Assurance
GIC      -- Guaranteed Investment Contract
GNMA     -- Government National Mortgage Association
GO       -- General Obligation
HDC      -- Housing Development Corporation
HFA      -- Housing Finance Authority
IDA      -- Industrial Development Authority
IDB      -- Industrial Development Board
IDR      -- Industrial Development Revenue
INFLOS   -- Inverse Floaters
ISD      -- Independent School District
LOC      -- Letter of Credit
MBIA     -- Municipal Bond Investors Assurance Corporation
MVRICS   -- Municipal Variable Rate Inverse Coupon Security
PCR      -- Pollution Control Revenue
PSFG     -- Permanent School Fund Guaranty
RAN      -- Revenue Anticipation Notes
RIBS     -- Residual Interest Bonds
RITES    -- Residual Interest Tax-Exempt Securities
SYCC     -- Structured Yield Curve Certificate
TAN      -- Tax Anticipation Notes
TECP     -- Tax-Exempt Commercial Paper
TOB      -- Tender Option Bonds
TRAN     -- Tax and Revenue Anticipation Notes
VA       -- Veterans Administration
VRWE     -- Variable Rate Wednesday Demand

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statement of Assets and Liabilities
                                                                October 31, 1999
================================================================================

ASSETS:
   Investments, at value (Cost-- $177,892,396) ...............    $ 174,837,292
   Cash ......................................................           79,808
   Receivable for securities sold ............................        5,602,065
   Interest receivable .......................................        4,077,293
                                                                  -------------
   Total Assets ..............................................      184,596,458
                                                                  -------------


LIABILITIES:
   Dividends payable .........................................          261,077
   Investment advisory fees payable ..........................           61,572
   Administration fees payable ...............................           30,525
   Accrued expenses ..........................................          158,182
                                                                  -------------
   Total Liabilities .........................................          511,356
                                                                  -------------
Total Net Assets .............................................    $ 184,085,102
                                                                  =============


NET ASSETS:
   Par value of capital shares ...............................    $     204,551
   Capital paid in excess of par value .......................      189,974,124
   Overdistributed net investment income .....................         (178,988)
   Accumulated net realized loss from security transactions ..       (2,859,481)
   Net unrealized depreciation of investments ................       (3,055,104)
                                                                  -------------
Total Net Assets .............................................    $ 184,085,102
                                                                  =============
Shares Outstanding ...........................................       20,455,083
                                                                  -------------
Net Asset Value ..............................................    $        9.00
                                                                  -------------

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                         Statement of Operations
                                             For the Year Ended October 31, 1999
================================================================================

INVESTMENT INCOME:
   Interest ..................................................     $ 13,230,095
                                                                   ------------

EXPENSES:
   Investment advisory fees (Note 3) .........................          776,676
   Administration fees (Note 3) ..............................          388,338
   Shareholder communications ................................           62,503
   Shareholder and system servicing fees .....................           62,498
   Audit and legal ...........................................           46,391
   Directors' fees ...........................................           38,029
   Registration fees .........................................           20,483
   Pricing service fees ......................................           13,261
   Custody ...................................................            9,008
   Other .....................................................            8,499
                                                                   ------------
   Total Expenses ............................................        1,425,686
                                                                   ------------
Net Investment Income ........................................       11,804,409
                                                                   ------------

REALIZED AND UNREALIZED LOSS
ON INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales .....................................       61,197,597
     Cost of securities sold .................................       62,031,721
                                                                   ------------
   Net Realized Loss .........................................         (834,124)
                                                                   ------------

   Change in Net Unrealized Appreciation (Depreciation)
   of Investments:
     Beginning of year .......................................       11,724,011
     End of year .............................................       (3,055,104)
                                                                   ------------
   Increase in Net Unrealized Depreciation ...................      (14,779,115)
                                                                   ------------
Net Loss on Investments ......................................      (15,613,239)
                                                                   ------------
Decrease in Net Assets From Operations .......................     $ (3,808,830)
                                                                   ============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                                                 For the Years Ended October 31,
================================================================================

                                                              1999             1998
                                                              ----             ----
OPERATIONS:
   Net investment income .............................   $  11,804,409    $  11,975,257
   Net realized gain (loss) ..........................        (834,124)       1,469,162
   Increase in net unrealized depreciation ...........     (14,779,115)        (807,512)
                                                         -------------    -------------
   Increase (Decrease) in Net Assets
     From Operations .................................      (3,808,830)      12,636,907
                                                         -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
   Net investment income .............................     (11,918,813)     (12,128,877)
   In excess of net investment income ................              --         (287,412)
                                                         -------------    -------------
   Decrease in Net Assets From
     Distributions to Shareholders ...................     (11,918,813)     (12,416,289)
                                                         -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 6):
   Net asset value of shares issued for
      reinvestment of dividends ......................       1,868,671        3,590,163
                                                         -------------    -------------
   Increase in Net Assets From
      Fund Share Transactions ........................       1,868,671        3,590,163
                                                         -------------    -------------
Increase (Decrease) in Net Assets ....................     (13,858,972)       3,810,781

NET ASSETS:
   Beginning of year .................................     197,944,074      194,133,293
                                                         -------------    -------------
   End of year* ......................................   $ 184,085,102    $ 197,944,074
                                                         =============    =============

* Includes overdistributed net investment income of ..   $    (178,988)   $     (16,922)
                                                         =============    =============

                       See Notes to Financial Statements.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                   Notes to Financial Statements
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1999, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.


      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSB Citi Fund Management LLC, ("SSBC"), formerly known as SSBC Fund Management Inc., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                       Notes to Financial Statements (continued)
================================================================================

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the year ended October 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases ......................................................... $51,316,710
                                                                    ===========
Sales ............................................................. $61,197,597
                                                                    ===========

      At October 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation ..................................... $ 4,586,355
Gross unrealized depreciation .....................................  (7,641,459)
                                                                    -----------
Net unrealized depreciation ....................................... $(3,055,104)
                                                                    ===========

      5. Capital Loss Carryforwards

      At October 31, 1999, the Fund had, for Federal income tax purposes, approximately $2,858,500 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                             2002        2003       2004       2005       2007
================================================================================
Carryforward Amounts      $1,197,000   $270,000   $205,000   $400,000   $786,500
================================================================================

      6. Capital Shares

      At October 31, 1999, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                        Year Ended              Year Ended
                                     October 31, 1999        October 31, 1998
                                   --------------------    --------------------
                                    Shares     Amount       Shares     Amount
                                   -------   ----------    -------   ----------
Shares issued on reinvestment      196,443   $1,868,671    373,334   $3,590,163
                                   =======   ==========    =======   ==========

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                            Financial Highlights
================================================================================

For a share of capital stock outstanding throughout each year ended October 31:

                                                  1999         1998         1997         1996         1995
                                                  ----         ----         ----         ----         ----
Net Asset Value, Beginning of Year ..........   $   9.77     $   9.76     $   9.53     $   9.51     $   8.98
                                                --------     --------     --------     --------     --------
Income (Loss) From Operations:
  Net investment income .....................       0.58         0.60         0.61         0.63         0.64
  Net realized and unrealized gain (loss) ...      (0.76)        0.03         0.24           --         0.54
                                                --------     --------     --------     --------     --------
Total Income (Loss) From Operations .........      (0.18)        0.63         0.85         0.63         1.18
                                                --------     --------     --------     --------     --------
Less Distributions From:
  Net investment income .....................      (0.59)       (0.61)       (0.62)       (0.61)       (0.65)
  In excess of net investment income ........         --        (0.01)          --           --           --
                                                --------     --------     --------     --------     --------
Total Distributions .........................      (0.59)       (0.62)       (0.62)       (0.61)       (0.65)
                                                --------     --------     --------     --------     --------
Net Asset Value, End of Year ................   $   9.00     $   9.77     $   9.76     $   9.53     $   9.51
                                                --------     --------     --------     --------     --------
Total Return,
  Based on Market Value .....................     (15.76)%       9.34%       17.22%       10.22%       14.17%
                                                --------     --------     --------     --------     --------
Total Return,
  Based on Net Asset Value ..................      (1.79)%       6.75%        9.41%        7.39%       14.00%
                                                --------     --------     --------     --------     --------
Net Assets, End of Year (000s) ..............   $184,085     $197,944     $194,133     $187,303     $187,048
                                                ========     ========     ========     ========     ========
Ratios to Average Net Assets:
   Expenses .................................       0.73%        0.74%        0.74%        0.77%        0.84%
   Net investment income ....................       6.08         6.07         6.38         6.65         6.87

Portfolio Turnover Rate .....................         27%          57%          35%          17%          18%

Market Value, End of Year ...................   $  8.000     $ 10.125     $  9.875     $  9.000     $  9.000

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                    Independent Auditors' Report
================================================================================

The Shareholders and Board of Directors of
Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian. As to securities sold but not delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal High Income Fund Inc. as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                               /s/ KPMG LLP

New York, New York
December 16, 1999

[CLIP ART]                                       Municipal High Income Fund Inc.
                            Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                      Dividend
 Record      Payable         NYSE          Net Asset    Dividend    Reinvestment
  Date         Date      Closing Price*      Value*       Paid         Price
--------     --------    -------------       -----       -------       -----
11/24/97     11/28/97      $ 9.938           $9.76       $0.0520       $9.56
12/22/97     12/26/97       10.000            9.83        0.0520        9.63
 1/27/98      1/30/98       10.125            9.85        0.0520        9.65
 2/24/98      2/27/98       10.063            9.86        0.0520        9.66
 3/24/98      3/27/98        9.813            9.83        0.0520        9.63
 4/21/98      4/24/98        9.563            9.80        0.0520        9.58
 5/26/98      5/29/98        9.375            9.80        0.0520        9.52
 6/23/98      6/26/98        9.750            9.83        0.0510        9.63
 7/28/98      7/31/98        9.750            9.80        0.0510        9.60
 8/25/98      8/28/98        9.875            9.81        0.0510        9.61
 9/22/98      9/25/98        9.813            9.83        0.0510        9.63
10/27/98     10/30/98       10.000            9.76        0.0510        9.57
11/23/98     11/27/98       10.188            9.72        0.0510        9.68
12/21/98     12/24/98       10.000            9.71        0.0485        9.52
 1/26/99      1/29/99        9.625            9.73        0.0485        9.53
 2/23/99      2/26/99        9.625            9.71        0.0485        9.52
 3/23/99      3/26/99        9.750            9.67        0.0485        9.48
 4/27/99      4/30/99        9.563            9.64        0.0485        9.45
 5/25/99      5/28/99        9.250            9.58        0.0485        9.35
 6/22/99      6/25/99        9.000            9.46        0.0485        9.08
 7/27/99      7/30/99        8.938            9.46        0.0485        8.84
 8/24/99      8/27/99        8.562            9.27        0.0485        8.79
 9/21/99      9/24/99        8.375            9.22        0.0485        8.37
10/26/99     10/29/99        7.625            9.00        0.0485        7.98

-------
* As of record date.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                     Quarterly Results of Operations (unaudited)
================================================================================

                                                                                   Net Increase
                                        Net                Net Realized             (Decrease)
               Investment            Investment           and Unrealized           in Net Assets
                 Income                Income               Gain (Loss)           From Operations
           ------------------    ------------------     -------------------     -------------------
 Quarter                 Per                   Per                     Per                     Per
  Ended       Total     Share       Total     Share        Total      Share        Total      Share
--------   ----------   -----    ----------   -----     ----------    -----     ----------    -----
 1/31/98   $3,350,456   $0.17    $2,981,194   $0.15     $2,552,783    $0.13     $5,533,977    $0.28
 4/30/98    3,347,620    0.17     2,986,264    0.15     (1,600,055)   (0.08)     1,386,209     0.07
 7/31/98    3,383,910    0.17     3,016,338    0.15        186,317     0.01      3,202,655     0.16
10/31/98    3,350,658    0.17     2,991,461    0.15       (477,395)   (0.02)     2,514,066     0.12
 1/31/99    3,334,071    0.16     2,963,369    0.15       (585,286)   (0.03)     2,378,083     0.12
 4/30/99    3,361,488    0.16     2,990,635    0.15     (2,036,950)   (0.10)       953,685     0.05
 7/31/99    3,265,290    0.16     2,898,717    0.14     (4,105,413)   (0.20)    (1,206,696)   (0.06)
10/31/99    3,269,246    0.16     2,951,688    0.14     (8,885,590)   (0.43)    (5,933,902)   (0.29)

[CLIP ART]                                       Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)
================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by PFPC Global Fund Services ("PFPC"), formerly known as First Data Investor Services Group, Inc., as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the

[CLIP ART]                                       Municipal High Income Fund Inc.
                              Dividend Reinvestment Plan (unaudited) (continued)
================================================================================

weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the common stock. PFPC will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by PFPC an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

                        -------------------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of October 31, 1999, the Fund has not repurchased any shares.26

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                     Tax Information (unaudited)
================================================================================

      For Federal tax purposes the fund hereby designates for the fiscal year ended October 31, 1999:

      o 100.00% of the dividends paid by the Fund from net investment income as tex exempt for regular Federal income tax purposes.

[CLIP ART]                                       Municipal High Income Fund Inc.
                                                          Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus

Officers

Heath B. McLendon
President and Chief Executive Officer

Lewis E. Daidone
Senior Vice President and Treasurer

Peter M. Coffey
Vice President and Investment Officer

Michael J. Maher
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

Investment Adviser and Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013

Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                                   [CLIP ART]


This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                         Municipal High Income Fund Inc.
                              388 Greenwich Street
                               New York, NY 10013
                                 (212) 723-9218